Exhibit 10.4

SECOND AMENDMENT
TO
BRAND LICENSE AGREEMENT
This SECOND AMENDMENT TO BRAND LICENSE AGREEMENT (this “Amendment”) is effective as of July 15, 2016 (the “Effective Date”), between OMS Investments, Inc., a Delaware corporation having offices at 10250 Constellation Blvd., Suite 2800, Los Angeles, California 90067 (“Licensor”), and AeroGrow International, Inc., a Nevada corporation having offices at 6075 Longbow Dr., Suite 200, Boulder, Colorado 80301 (“Licensee”).  Licensor and Licensee are sometimes referred to herein collectively as the “Parties” and individually as a “Party”.
WHEREAS, the Parties are parties to that certain Brand License Agreement, dated as of April 22, 2013 (as amended and supplemented, the “Brand License Agreement”); and
WHEREAS, the Parties wish to amend the Brand License Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
1.	France. The Additional Territory Term Sheet No. 2 attached as Exhibit A hereto is attached to, and made a part of, the Brand License Agreement.
2.	Germany. The Additional Territory Term Sheet No. 3 attached as Exhibit B hereto is attached to, and made a part of, the Brand License Agreement.
3.	Section 14.2. The following sentence shall be added to the end of Section 14.2:
“For the avoidance of doubt, Licensee shall not be permitted to renew any license terminated under Section 14.3(b).”
4.
Incorporation with Brand License Agreement. This Amendment is executed and delivered pursuant to the Brand License Agreement and shall be subject to the terms and conditions of, and interpreted in accordance with, the Brand License Agreement.  Except as amended hereby, the Brand License Agreement and each of the provisions contained therein shall remain in full force and effect as from the Effective Date.  Capitalized terms defined in the Brand License Agreement and not otherwise defined herein shall have the meanings given to them in the Brand License Agreement.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Amendment.
[Signature page follows]

The Parties have caused this Amendment to be executed as of the Effective Date.
OMS INVESTMENTS, INC. By: __________________________________ Name: Title:
AEROGROW INTERNATIONAL, INC. By: __________________________________ Name: Title:

[Signature Page to Amendment to Brand License Agreement]

EXHIBIT A

BRAND LICENSE AGREEMENT
ADDITIONAL TERRITORY TERM SHEET NO. 2

This Additional Territory Term Sheet No. 2 (this “Term Sheet”) dated July 15, 2016, is attached to, and made a part of, the Brand License Agreement (as amended and supplemented, “Brand License”) by and between OMS Investments, Inc. (“Licensor”) and AeroGrow International, Inc. (“Licensee”) dated April 22, 2013.

Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Brand License.

Additional Territory:	France

Termination Rights (for purposes of Section 14.3(b)(ii)):	A minimum of US$1,500,000 in Net Sales for the 12 months ending March 31, 2020, and for each subsequent Contract Year.

Retailers/Channels of Trade:	Licensee may only sell Licensed Products to retailers in France that sell exclusively through the e-commerce channel of trade, including online and television sales (e.g., Amazon and QVC).

Additional Terms:	None.

This Term Sheet incorporates all the rights, duties, and obligations extended to both parties under the Brand License relating to the subject matter herein. This Term Sheet and the Brand License shall be read together and any conflict in terms shall be resolved with deference to the terms contained in this Term Sheet.

Exhibit A

EXHIBIT B

BRAND LICENSE AGREEMENT
ADDITIONAL TERRITORY TERM SHEET NO. 3

This Additional Territory Term Sheet No. 3 (this “Term Sheet”) dated July 15, 2016, is attached to, and made a part of, the Brand License Agreement (as amended and supplemented, “Brand License”) by and between OMS Investments, Inc. (“Licensor”) and AeroGrow International, Inc. (“Licensee”) dated April 22, 2013.

Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Brand License.

Additional Territory:	Germany

Termination Rights (for purposes of Section 14.3(b)(ii)):	A minimum of US$1,500,000 in Net Sales for the 12 months ending March 31, 2020, and for each subsequent Contract Year.

Retailers/Channels of Trade:	Licensee may only sell Licensed Products to retailers in Germany that sell exclusively through the e-commerce channel of trade, including online and television sales (e.g., Amazon and QVC).

Additional Terms:	None.

This Term Sheet incorporates all the rights, duties, and obligations extended to both parties under the Brand License relating to the subject matter herein. This Term Sheet and the Brand License shall be read together and any conflict in terms shall be resolved with deference to the terms contained in this Term Sheet.

Exhibit B